UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  April 2, 2010

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants’ telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On April 2, 2010, Lewis Hay, III, chairman and chief executive officer of FPL Group, Inc. (FPL Group), furnished a letter dated April 2, 2010 to all employees of FPL Group and its subsidiaries.  A copy of the letter is attached as Exhibit 99, which is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibit is being furnished pursuant to Item 7.01 herein.

Exhibit Number	Description
99	Letter to employees dated April 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FPL GROUP, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  April 2, 2010

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel of FPL Group, Inc. and Florida Power & Light Company